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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               _________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 June 13, 1996
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        Falcon Cable Systems Company, a California limited partnership
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            (Exact name of registrant as specified in its charter)



                                California
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               (State or other jurisdiction of incorporation)



         1-9332                                            95-4108170
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(Commission File Number)                      (IRS Employer Identification No.)



10900 Wilshire Boulevard, 15th Floor, Los Angeles, CA         90024
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     (Address of principal executive offices)               (Zip Code)



                               (310) 824-9990
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                        (Registrant's Telephone Number)
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ITEM 5.  OTHER EVENTS.

         As previously disclosed, the Partnership Agreement of Falcon Cable Systems Company, a California limited partnership (the "Partnership") provides that Falcon Cable Investors Group, the Partnership's general partner (the "General Partner") shall use its best efforts to cause the Partnership to sell all of the Partnership's cable systems between December 31, 1991 and December 31, 1996, the "termination date" of the Partnership. In addition, the Partnership Agreement provides the General Partner or its affiliates the right to purchase for cash substantially all of the Partnership's cable systems at any time after December 31, 1991 without soliciting unaffiliated purchasers (the "Purchase Right").

         Pursuant to the Partnership Agreement, the price at which the Purchase Right may be exercised is determined by reference to an "appraised value" determined pursuant to an appraisal process set forth in the Partnership Agreement (the "Appraisal Process"). The Partnership Agreement provides that the "appraised value" is determined by the average of three appraisal evaluations of the Partnership's cable systems and provides that one appraiser is selected by the General Partner; one appraiser is selected by a majority vote of the independent members of the Partnership's advisory committee; and one appraiser is selected by the two appraisers already so chosen.

         As previously disclosed, the General Partner, in its exploration of the possibility of exercising the Purchase Right, initiated the Appraisal Process. Also as previously disclosed, in accordance with the Appraisal Process, the appraiser to be selected by a majority vote of the independent members of the Partnership's advisory committee, the appraiser to be selected by the General Partner, and the appraiser selected by the two appraisers so chosen, were each selected earlier this year. The three appraisers are, respectively, Malarkey-Taylor Associates, Inc., Kane-Reece Associates, Inc., and Waller Capital Corporation (the "Appraisers").

         On March 11, 1996, each of the Appraisers delivered summaries of the results of their appraisals which were filed as Exhibits 1, 2 and 3, respectively, to the Partnership's Current Report on Form 8-K/A dated March 11, 1996, and are incorporated herein by reference. The full report of each Ap-
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praiser (together with the previously filed summaries, the "Appraisals") was subsequently delivered to the Partnership, and each is filed as an exhibit hereto, and incorporated herein by reference. Based upon the Appraisals, as of December 31, 1995, the "appraised value" (as defined in the Partnership Agreement) of all of the cable systems owned by the Partnership (the "Total Systems") is $247.40 million (the "Total Systems Appraised Value"). The Total Systems Appraised Value is calculated as the average of $283.23 million, $245.29 million, and $213.67 million, the appraised value as of December 31, 1995 of all of the cable systems owned by the Partnership, as set forth in the Appraisals delivered by each of Malarkey-Taylor Associates, Inc., Kane-Reece Associates, Inc., and Waller Capital Corporation, respectively.

         Based upon the Total Systems Appraised Value of $247.57 million, and assuming a hypothetical liquidation of the Partnership on March 31, 1996, the estimated cash distribution to unitholders would have been $9.17 per unit (the "Hypothetical Estimated Per Unit Distribution") (based upon 6,398,913 units outstanding). The Hypothetical Estimated Per Unit Distribution was calculated assuming (i) net liabilities on the balance sheet of the Partnership, excluding property, plant and equipment and intangible assets ("Net Liabilities") of approximately $181.51 million (as of March 31, 1996), (ii) a Sale Fee equal to approximately $6.19 million (2 1/2% of the Total Systems Appraised Value) and
(iii) satisfaction of all other liabilities of the Partnership required to be satisfied in connection with the liquidation of the Partnership, each of which the Partnership Agreement would require be paid prior to the distribution of any remaining cash to unitholders. The Hypothetical Estimated Per Unit Distribution is presented for illustrative purposes only and does not necessarily represent amounts the Partnership could have distributed to unitholders on March 31, 1996 or any date thereafter.

         The Appraisals each set forth certain matters considered by the respective Appraisers. In connection with rendering their Appraisals, the Appraisers performed a variety of financial analyses which are summarized in the respective Appraisals. No limitations were imposed by the Partnership with respect to the investigations made or the procedures followed by the Appraisers in rendering their Appraisals. As described in the Appraisals, the Appraisals are based upon numerous sources of information including data supplied by Falcon, which included certain projections. The Partnership does not as a matter of course make public any forecasts as to its future financial performance. THE PROJECTIONS WERE PREPARED SOLELY FOR INTERNAL USE AND NOT WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS AND WERE NOT PREPARED WITH THE ASSISTANCE OF, OR REVIEWED BY, INDEPENDENT ACCOUNTANTS. SUCH PROJECTIONS WERE PROVIDED TO THE APPRAISERS SOLELY FOR THE PURPOSES OF THEIR APPRAISALS. NONE OF THE PARTNERSHIP OR ANY PARTY TO WHOM THE PROJECTIONS WERE PROVIDED ASSUMES ANY RESPONSIBILITY FOR THE VALIDITY, REASONABLENESS, ACCURACY OR COMPLETENESS OF THE PROJECTIONS. WHILE PRESENTED WITH NUMERICAL SPECIFICITY, THE PROJECTIONS ARE BASED ON A VARIETY OF ASSUMPTIONS RELATING TO THE BUSINESSES OF THE PARTNERSHIP, INDUSTRY PERFORMANCE, GENERAL BUSINESS AND ECONOMIC CONDITIONS AND OTHER MATTERS WHICH ARE SUBJECT TO SIGNIFICANT UNCERTAIN-





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TIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE PARTNERSHIP'S CONTROL,
AND, THEREFORE, SUCH PROJECTIONS ARE INHERENTLY IMPRECISE AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE REALIZED. ALSO, ACTUAL FUTURE RESULTS MAY VARY MATERIALLY FROM THOSE SHOWN IN THE PROJECTIONS. THE PARTNERSHIP IS NOT UNDER ANY OBLIGATION TO UPDATE THE PROJECTIONS AT ANY FUTURE TIME.

         Each of the Appraisers is a nationally recognized cable system appraisal firm and is continually engaged in the valuation of cable systems. Each of the appraisers from time to time provides valuation services to the Partnership and its affiliates and receives customary compensation.

         As previously disclosed, certain affiliates (the "Affiliates") of the Partnership and its General Partner, including Marc B. Nathanson (the Chairman of the Board, Chief Executive Officer, President and a director of Falcon Holding Group, Inc., the General Partner's sole general partner) had made a preliminary proposal (the "Proposal") to the independent members of the Partnership's advisory committee with respect to an exchange transaction (the "Exchange"). Under the Proposal, the Exchange would have taken place immediately prior to the exercise by the General Partner or its affiliates of their right to purchase for cash substantially all of the Partnership's cable systems remaining after giving effect to the Exchange (the "Sale Systems"). In the Exchange, substantially all of the Falcon Units owned by the Affiliates would have been exchanged for a portion (by value) of the Partnership's cable systems (the "Exchange Systems") equal to the proportion of total outstanding Units exchanged by the Affiliates (the Affiliates would also have relieved Falcon of an equal proportion of its total debt). On June 13, 1996 the Affiliates informed the Partnership's advisory committee that they would not pursue the Exchange.

         In its Current Report on Form 8-K dated April 4, 1996, the Partnership disclosed that on April 4, 1996, the Partnership, the General Partner and certain of their affiliates (the "Falcon Defendants"), were served with a complaint entitled Frank O'Shea, IRA v. Waller Capital Corp., et. al., case no. BC147386 filed in the Superior Court of the State of California, County of Los Angeles on April 1, 1996 (the "Com-





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plaint"), which Complaint was filed as Exhibit 99.1 thereto, and is hereby incorporated herein by reference. On May 31, 1996, the Falcon Defendants filed an answer denying the material allegations of the Complaint. The answer is filed as Exhibit 5 hereto, and is hereby incorporated herein by reference.

         On June 13, 1996, Falcon Holding Group, L.P. ("FHGLP"), the general partner of the General Partner approved the exercise of the Purchase Right by the General Partner. On that same date, the General Partner caused the Partnership to enter into an Asset Purchase Agreement (the "Purchase Agreement") with an affiliate of the General Partner, Falcon Cable Systems Company II, L.P. ("New Falcon"), which is attached hereto as Exhibit 4 and is hereby incorporated herein by reference. The description of the Purchase Agreement in this Form 8-K is qualified in its entirety by the foregoing reference thereto.

         The Purchase Agreement provides that subject to the terms and conditions set forth in the Purchase Agreement, the Partnership will sell to New Falcon, and New Falcon will purchase all of the Partnership's right, title and interest in the Total Systems (the "Purchase"). Pursuant to the Purchase Agreement, New Falcon will pay the Partnership an amount equal





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to the Appraised Value of $247.40 million.

         Unless waived by the parties, the Purchase will not be consummated unless (i) any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") shall have expired or been terminated without the commencement or threat of any litigation to restrain the consummation of the Purchase; (ii) no order, stay, judgment or decree shall have been issued by any court and be in effect restraining or prohibiting the consummation of the Purchase in any material respect; (iii) all consents required to be obtained in connection with the Purchase shall have been obtained and remain in full force and effect and (iv) the parties' representations and warranties are true and correct on the date of the Purchase Agreement and the date the Purchase is consummated.

         In addition, the obligations of New Falcon to consummate the Purchase are subject to the receipt by New Falcon of financing in an amount necessary to satisfy New Falcon's obligations under the Purchase Agreement. New Falcon currently intends to obtain such financing through (i) the receipt of a capital contribution from partners in New Falcon, and (ii) borrowings under a financing facility (the "Facility") covering New Falcon and certain of its affiliates (together, the "Falcon Group"). The Falcon Group has received commitments from the lenders' agents under the Facility that would, under an amendment to the Facility (the "Amendment"), permit New Falcon to obtain the financing necessary to consummate the purchase of the Total Systems under the Purchase Agreement, and on June 13, 1996, FHGLP approved the entering into the Amendment by the members of the Falcon Group. However, the Falcon Group and the lenders under the Facility have not yet entered into the Amendment, and under the Facility, borrowing by members of the Falcon Group is subject to certain specified conditions. Therefore, while it is expected that the Amendment will be entered into, and as a result of the Amendment, New Falcon is expected to be able to obtain sufficient financing to consummate the Purchase, there can be no assurance that the Amendment will be entered into or that New Falcon will be able to obtain sufficient financing to consummate the Purchase.





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         Pursuant to the Purchase Agreement, the Partnership and New Falcon
have begun the process of obtaining regulatory approvals, including those required pursuant to certain cable television systems franchises, federal communications law, and the HSR Act.

         The Partnership Agreement provides that the Partnership shall be dissolved upon the occurrence of the sale or distribution of all or substantially all of the assets of the Company, which will occur upon consummation of the Purchase. The Partnership Agreement also provides that upon the dissolution of the Partnership, the General Partner shall take such actions as are necessary for the winding up of the affairs of the Partnership and the distribution of its assets to the Partners pursuant to the provisions of the Partnership Agreement. Accordingly, following the consummation of the Purchase, the General Partner will wind-up the affairs of the Partnership in accordance with the terms of the Partnership Agreement, including the liquidation of the assets of the Partnership, the discharge of all of the liabilities of the Partnership, and the distribution of the remaining assets of the Partnership to its partners as appropriate.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.               Description
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         1                System Appraisal of Falcon Cable Systems Company, as
                          of December 31, 1995, by Malarkey-Taylor Associates,
                          Inc., dated April 29, 1996.

         2 System Appraisal of Falcon Cable Systems Company, as of December 31, 1995, by Kane-Reece Associates, Inc., dated April 29, 1996.

         3                System Appraisal of Falcon Cable Systems Com-





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                          pany, as of December 31, 1995, by Waller Capital
                          Corporation.

         4 Asset Purchase Agreement by and between the Partnership and New Falcon, dated as of June 13, 1996.

         5 Answer in the case of Frank O'Shea, IRA v. Waller Capital Corp., et. al., case no. BC147386 filed in the Superior Court of the State of California, County of Los Angeles on May 31, 1996.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 13, 1996


                                  FALCON CABLE SYSTEMS COMPANY

                                  By:      Falcon Cable Investors Group,
                                           Managing General Partner

                                  By:      Falcon Holding Group, L.P.
                                           General Partner

                                           By:  Falcon Holding Group, Inc.
                                                General Partner


                                           By:  /s/ Michael K. Menerey
                                                ------------------------------
                                                Michael K. Menerey, Secretary
                                                   and Chief Financial Officer





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                                 EXHIBIT INDEX



 Exhibit No.                       Description                        Page No.
 -----------                       -----------                        --------
         1                System Appraisal of Falcon Cable Systems
                          Company, as of December 31, 1995, by
                          Malarkey-Taylor Associates, Inc., dated
                          April 29, 1996.


         2                System Appraisal of Falcon Cable Systems
                          Company, as of December 31, 1995, by Kane-
                          Reece Associates, Inc., dated April 29,
                          1996.


         3                System Appraisal of Falcon Cable Systems
                          Company, as of December 31, 1995, by
                          Waller Capital Corporation.


         4                Asset Purchase Agreement by and between
                          the Partnership and New Falcon, dated as of June 13, 1996.


         5                Answer in the case of Frank O'Shea, IRA v.
                          Waller Capital Corp., et. al., case no.
                          BC147386 filed in the Superior Court of
                          the State of California, County of Los
                          Angeles on May 31, 1996.





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